SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 10, 2004

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number
1-8788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

1-4698	NEVADA POWER COMPANY	88-0045330
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

8.01   Other Events.

     On October 10, 2004, a decision was handed down by the U.S. District Court of the Southern District of New York in the appeal by Nevada Power Company (“NPC”) and Sierra Pacific Power Company (“SPPC”) from the judgment (the “Judgment”) entered by the Bankruptcy Court for the Southern District of New York against NPC and SPPC in favor of Enron Power Marketing, Inc. (“Enron”), for damages based on Enron’s claim for breach of its power supply agreements with NPC and SPPC. The U.S. District Court’s decision vacates the Judgment and remands the matter to the Bankruptcy Court for fact-finding on several issues including:

•	whether Enron’s demand for collateral at the time of termination of its power supply contracts with NPC and SPPC was reasonable;

•	were the assurances offered by NPC and SPPC “reasonably satisfactory”; and

•	whether Enron would have been able to perform under the power supply contracts at the time the contracts were terminated.

     The District Court further held that the demand for assurances by Enron should have been limited to the amount of its actual loss and rejected Enron’s cross-appeal seeking a 12% per year post-judgment interest rate instead of the 1.21% interest rate ordered by the Bankruptcy Court. The District Court decision also provides that Enron may renew its motion to enjoin the proceedings currently before the Federal Energy Regulatory Commission addressing Enron’s termination of its power supply contracts with NPC and SPPC.

     Pursuant to a stipulation and agreement previously entered into among NPC, SPPC and Enron, the collateral contained in NPC’s and SPPC’s escrow accounts that secured their stay of execution of the Judgment will remain in place through the pendancy of all remands and appeals.

     A copy of the District Court’s decision is attached as exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

9.01   Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS

Exhibit 99.1	October 10, 2004, U.S. District Court for the Southern District of New York Opinion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: October 12, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller

Nevada Power Company (Registrant)

Date: October 12, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller

Sierra Pacific Power Company (Registrant)

Date: October 12, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller

Exhibit Index

Exhibit 99.1	October 11, 2004, U.S. District Court for the Southern District of New York Opinion